UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2015

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2015, Net Element, Inc. (the “Company”), certain qualified institutional investors and certain institutional accredited investors (each, an “Investor” and, collectively, the “Investors”)party to those certain two letter agreements, each dated August 4, 2015 and filed as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2015 (collectively, the “Letter Agreements”) entered into amendments to the Letter Agreements (collectively, the “Amendments”).

Pursuant to the Amendments, the Investors converted all of the remaining and not yet converted shares of Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”) into shares of the Company’s common stock. The parties to the Amendments further agreed that all of the Warrants (as defined in the Letter Agreements) previously issued by the Company to the Investors will be terminated and cancelled in exchange for 2,500,000 in the aggregate of unrestricted shares of the Company’s common stock. The Investors remain subject to the same 10% trading volume limitation as currently in place pursuant to the Letter Agreements.

The foregoing is only a brief description of the terms of the Amendments, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Amendments which is filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Letter Agreement by and among the Company and the investors listed on the signature pages attached thereto.

10.2	Amendment to Letter Agreement by and among the Company and the investors listed on the signature pages attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2015

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Letter Agreement by and among the Company and the investors listed on the signature pages attached thereto.

10.2	Amendment to Letter Agreement by and among the Company and the investors listed on the signature pages attached thereto.